                                                                    EXHIBIT 23.2

                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.

         We hereby consent to incorporation by reference in this registration statement on Form S-8 to the references to us under captions "Part I, Item 1 and
2. Business and Properties - Natural Gas and Oil Reserves" in the Annual Report on Form 10-K of The Houston Exploration Company for the year ended December 31, 2000.


                               /s/ NETHERLAND, SEWELL & ASSOCIATES, INC.




Houston, Texas
April 24, 2001






                                      -3-